UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

Friess Small Cap Growth Fund
Semi-Annual Report	June 30, 2017

Dear Fellow Shareholders:

Now it’s seven in a row.  Three months after the last one, another quarterly gain in major indexes is in the books.  The market’s long-running upward climb, including a series of consecutive quarterly gains that began in autumn 2015, continued in the June quarter.

Friess Small Cap Trust became Friess Small Cap Growth Fund on May 31, with all Trust investors transferring their assets in exchange for institutional class shares of the Fund.  Founding shareholders experienced a change in structure, from trust to mutual fund, without disruption related to the investment manager or the small-cap growth strategy it employs.

The performance discussion that follows pertains to the entire three months through June.  The June-quarter return provided for the Fund’s institutional class shares, at 7.05 percent, represents a hybrid return that combines Trust performance in April and May with Fund performance in June.  The Russell 2000® and Russell 2000® Growth Indexes gained 2.46 and 4.39 percent in the June quarter.

Positive sentiment withstood high political drama during the quarter, including the dismissal of the director of the F.B.I. and the fallout that ensued.  A lack of legislative cooperation on the Senate’s health care bill raised questions as to whether other priorities of the administration, such as tax reform and infrastructure spending, could be delayed or imperiled, but investors were undeterred.

The Federal Reserve raised interest rates for the third time since December.  Still, the move was far from a surprise to the investment community, which predicted the outcome with 96 percent surety prior to the Fed’s announcement in mid-June.

While investors sometimes fear the disruptive potential of higher interest rates, the latest in the Fed’s series of increases “reflects the progress the economy has made,” as the Fed chair described in a press conference following the announcement.  With unemployment low and inflation muted, solid economic conditions appeared to incline investors toward optimism.

Friess Small Cap Growth Fund posted gains in nine out of the 10 economic sectors represented in its portfolio during the June quarter.  The Fund outperformed its primary benchmark, the Russell 2000® Growth Index, in seven out of those 10 sectors.

Health care holdings, which comprised the third largest portfolio position, contributed the most to absolute performance.  They represented an underweight position versus the benchmark, yet were still the second biggest contributors to relative results due to returns that outpaced the overall sector by a considerable margin.

AxoGen and Exact Sciences Corp. were significant contributors.  The companies reported better-than-expected March-quarter revenue growth and greater product penetration among physicians.  AxoGen offers surgical solutions for peripheral nerve injuries, while Exact Sciences Corp. makes diagnostic kits for the early detection of colorectal cancer.

Technology holdings represented the largest portfolio position and were the second biggest contributors to absolute results.  Trade Desk and Universal Display Corp. were standouts.

Trade Desk shares rose sharply after the advertising technology provider reported March-quarter earnings of $0.18 per share, well ahead of the consensus forecast of $0.01.  Universal Display Corp., which licenses its organic light emitting diode technology for use in consumer electronics, earned $0.22 per share in the March quarter, up from $0.04 in the year-ago period.

Holdings from the financial sector significantly contributed to absolute performance and were the most pronounced contributors to performance relative to the Russell 2000® Growth Index.  Expectations for changes in health care were evident in performance trends, with insurers eHealth and Health Insurance Innovations posting the strongest gains.  March-quarter earnings for both companies, which operate online health insurance exchanges, exceeded consensus estimates.

The consumer discretionary sector was the only sector in the portfolio to decline in the June quarter.  Consumer discretionary holdings detracted the most from absolute and relative performance.  Ethan Allen Interiors declined on disappointing March-quarter results.  The company’s strategy to restrict discounting versus a year ago negatively impacted order rates.  Specialty retailers The Children’s Place and MarineMax also detracted from results.

Other sectors weren’t notable detractors.  GMS and Applied Optoelectronics are examples of holdings that didn’t perform as we hoped.  GMS, which distributes wallboard, ceiling systems and other indoor construction products, reported fiscal fourth-quarter results that exceeded consensus estimates for earnings and revenue.  Its shares declined because management told investors to expect tighter profit margins in the quarter ahead.  Applied Optoelectronics, a maker of fiber-optic networking products, posted strong March-quarter earnings growth, but shares fell on news of a big contract win for a competitor.

For more information on companies that influenced June-quarter performance, please see Roses & Thorns on page 3.

Technology, industrial and health care holdings represent the largest positions in the portfolio at the start of the September quarter.  For more information on portfolio characteristics, please see page 2.

Thank you for your confidence in our research-driven investment approach and the team that implements it.  My teammates and I are thrilled to be invested alongside you as shareholders in Friess Small Cap Growth Fund.

Scott Gates
Chief Investment Officer

Important Disclosure:

The Fund is a newly registered mutual fund and does not have a full calendar year of performance as a mutual fund. Performance shown prior to May 31, 2017 is for Series B Units of the Friess Small Cap Trust (the “Predecessor Fund”), an unregistered Delaware Business Trust that commenced operations on August 6, 2002. The Predecessor Fund offered Series A and Series B Units. Performance is shown for Series B Units because Series B Units have been outstanding since inception of the Predecessor Fund. Returns for Series A Units, for the periods they were outstanding, would generally have been higher than returns for Series B Units. The Predecessor Fund was reorganized into the Fund by transferring all of the Predecessor Fund’s assets to the Fund in exchange for Institutional Class shares of the Fund on May 31, 2017, the date that the Fund commenced operations (the “Reorganization”). The Predecessor Fund has been managed in the same style as the Fund will utilize and by the same Investment Adviser and Sub-Adviser. The Fund’s investment objective, policies, guidelines and restrictions are, in all material respects the same as those of the Predecessor Fund. At the time of the Reorganization the Predecessor Fund’s investment portfolio was managed by the same portfolio manager and team of investment professionals who will manage the Fund’s investment portfolio.

The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. After the Reorganization, the Fund’s performance will be calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Predecessor Fund.

Mutual fund investing involves risk. Principal loss is possible. Friess Small Cap Growth Fund invests in small-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in depositary receipts, which are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.

Friess Small Cap Growth Fund

Portfolio Characteristics as of June 30, 2017 (Unaudited)

Top Ten Holdings(1)

Security Name	% of Net Assets	% Change from Book Cost
Applied Optoelectronics, Inc.	2.7%	76.5%
AxoGen, Inc.	2.6%	71.5%
Green Dot Corp., Class A	2.6%	47.5%
Health Insurance Innovations, Inc., Class A	2.6%	41.4%
At Home Group, Inc.	2.5%	25.9%
Performance Food Group Co.	2.5%	15.6%
iRhythm Technologies, Inc.	2.3%	16.8%
eHealth, Inc.	2.2%	54.9%
Calavo Growers, Inc.	2.2%	47.9%
Mercury Systems, Inc.	2.2%	80.8%
Top Ten as a Group	24.4%

Top Ten Industry Groups(1)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Friess Small Cap Growth Fund

June Quarter “Roses and Thorns”

	$ Gain
Biggest $ Winners	(in thousands)	% Gain	Reasons for Move
AxoGen Inc. (AXGN)
The provider of surgical solutions for peripheral nerve injuries grew March-quarter revenue 51 percent, exceeding the consensus estimate. Increased penetration among existing physicians drove increased sales. AxoGen plans to conduct more surgeon education courses in 2017.  The company noted these courses are an important source of revenue growth.

	$807	24.5

Health Insurance Innovations Inc. (HIIQ)
The developer and administrator of web-based health insurance plans reported March-quarter earnings of $0.36 per share, up from $0.17 in the year-ago period and ahead of the consensus estimate by 20 percent. Policies in force rose 33 percent.  Management noted increased demand due to higher ACA premiums.

	$754	20.4

The online health insurance exchange operator earned $1.93 per share in the March quarter, up from $1.10 in the year-ago period and ahead of the consensus estimate.  The company also announced new partnerships with USAA and Union Plus (representing AFL-CIO affiliated union members).

eHealth Inc.	$631	22.3
(EHTH)

Universal Display Corp. (OLED)
The developer of light emitting diode technologies and materials reported March-quarter earnings of $0.22 per share, up from $0.04 in the year-ago period and ahead of the consensus estimate.  With results showing its next-generation emitters gaining traction, the company increased 2017 revenue guidance.

	$552	13.0

Exact Sciences Corp. (EXAS)
The diagnostic company focused on early detection of colorectal cancer grew March-quarter revenue 225 percent, topping the consensus estimate. Cologuard test kit volume surged 150 percent in the quarter.  Exact Sciences added 10,000 new doctors, bringing the user base to more than 70,000 physicians.

	$446	30.4

	$ Loss
Biggest $ Losers	(in thousands)	% Loss	Reasons for Move
GMS Inc. (GMS)
The interior building materials manufacturer reported April-quarter earnings of $0.48 per share, exceeding the consensus estimate.  Shares came under pressure when management warned that gross profit margins would contract in the July quarter. Investors appeared to conclude that the margin compression would be driven by competitive price pressure and not normal seasonal factors.

	$319	10.2

The online database of user-generated reviews grew March-quarter revenue 24 percent.  Shares declined on lower-than-expected advertising sales and reduced
2017 revenue guidance.  We sold Yelp to fund a new company with more promising earnings potential.

Yelp Inc.	$258	17.7
(YELP)

The maker of medical devices used for the treatment of chronic pain grew March-quarter revenue 64 percent.  Shares fell due to disappointing revenue growth in domestic markets.  The company cited inadequate expansion of its sales team for the shortfall.  We sold Nevro to fund a new purchase.

Nevro Corp.	$249	19.9
(NVRO)

The children’s apparel retailer grew April-quarter earnings 48 percent, beating the consensus estimate.  Same store sales climbed 6.1 percent, representing the biggest year-over-year gain in the company’s fiscal first quarter in a decade.  Children’s Place also raised guidance for the year.  Shares traded lower when a competitor declared bankruptcy.

The Children’s
Place Inc.	$225	7.9
(PLCE)

The new and used boat retailer grew March-quarter revenue 23 percent, topping the consensus estimate.  At 10 percent, earnings growth fell short of expectations due in part to increased marketing expenses.  We sold MarineMax to fund a new opportunity with better visibility.

MarineMax Inc.	$215	6.9
(HZO)

All gains/losses are calculated on an average cost basis from March 31, 2017 through June 30, 2017.

This commentary reflects the viewpoints of Friess Associates LLC as of June 30, 2017 and is not intended as a forecast or guarantee of future results.

Friess Small Cap Growth Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class(1)(2)	30.18%	17.86%	4.15%	8.69%
Investor Class(1)(3)	29.88%	17.57%	3.89%	8.42%
Russell 2000® Growth Index(4)	24.40%	13.98%	7.82%	11.10%
Russell 2000® Index(5)	24.60%	13.70%	6.92%	10.69%

(1)	Fund commenced operations on May 31, 2017.
(2)
The performance data quoted for period prior to May 31, 2017 is that of the Series B Units of the Friess Small Cap Trust (the “Partnership”) and has not been adjusted to reflect the Fund’s share class’ fees and expenses and would be lower if reflected. The Partnership commenced operations on August 6, 2002. The Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Partnership’s performance might have been lower.

(3)	Performance for the Investor Class prior to the inception of the class is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to the class.
(4)
The Russell 2000® Growth Index us a market capitalization weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

(5)
The Russell 2000® Index measures the performance of approximately 2,000 of the largest securities based on a combination of their market cap and current index membership. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

Friess Small Cap Growth Fund

Statement of Assets and Liabilities
June 30, 2017 (Unaudited)

Assets:
Investments at value* (Including securities on loan valued at $14,710,435)	$94,465,094
Dividends, interest and other receivables	12,688
Receivable for Fund shares sold	8,953
Receivable for investments sold	274,042
Prepaid expenses	36,851
Total assets	94,797,628

Liabilities:
Payable upon return of securities loaned	$15,038,204
Payable for investments purchased	1,406,655
Payable to Adviser	50,613
Payable for fund administration & accounting fees	9,030
Payable for compliance fees	990
Payable for transfer agent fees & expenses	4,680
Payable for custody fees	990
Payable for trustee fees	990
Accrued distribution and/or shareholder service fees	3
Accrued other expenses	5,946
Total liabilities	16,518,101

Net Assets	$78,279,527

Net Assets Represent:
Paid-in capital	$68,167,804
Accumulated undistributed net investment loss	(49,297)
Accumulated undistributed net realized gain on investments	301,795
Net unrealized appreciation on investments	9,859,225
Net Assets	$78,279,527

Calculation of net asset value per share:
Institutional Class:
Net assets	$78,264,163
Shares outstanding	3,819,641
Net asset value, offering and redemption price per share	$20.49

Investor Class:
Net assets	$15,364
Shares outstanding	750
Net asset value, offering and redemption price per share	$20.49

* Investments at cost	$84,605,869

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments
June 30, 2017 (Unaudited)

Shares		Cost	Value
Common Stocks - 98.0%

CONSUMER DISCRETIONARY

	Apparel Retail - 1.6%
12,530	The Children’s Place, Inc.	$1,235,234	$1,279,313

	Broadcasting - 1.9%
111,190	Gray Television, Inc.*	1,558,750	1,523,303

	Homefurnishing Retail - 2.5%
84,085	At Home Group, Inc.*	1,555,927	1,958,340

	Household Appliances - 2.0%
16,825	Helen of Troy, Ltd.*	1,559,797	1,583,232
	Total Consumer Discretionary	5,909,708	6,344,188

CONSUMER STAPLES

	Food Distributors - 2.5%
71,185	Performance Food Group Co.*	1,686,997	1,950,469

	Packaged Foods & Meats - 2.2%
24,986	Calavo Growers, Inc.+	1,166,875	1,725,283

	Personal Products - 1.4%
41,066	elf Beauty, Inc.*+	1,108,519	1,117,406
	Total Consumer Staples	3,962,391	4,793,158

ENERGY

	Oil & Gas Exploration
	& Production - 1.7%
204,120	Kosmos Energy, Ltd.*+	1,398,482	1,308,409
	Total Energy	1,398,482	1,308,409

FINANCIALS

	Consumer Finance - 2.6%
53,287	Green Dot Corp., Class A*	1,391,579	2,053,148

	Insurance Brokers - 4.8%
93,345	eHealth, Inc.*+	1,133,209	1,754,886
85,864	Health Insurance
	Innovations, Inc., Class A*	1,427,461	2,017,804

	Property & Casualty Insurance - 1.9%
95,335	United Insurance
	Holdings Corp.	1,526,190	1,499,620
	Total Financials	5,478,439	7,325,458

HEALTH CARE

	Biotechnology - 1.3%
24,530	Repligen Corp.*	1,029,726	1,016,523

	Health Care Equipment - 7.9%
122,720	AxoGen, Inc.*	1,198,757	2,055,560
209,299	Invuity, Inc.*+	1,550,084	1,517,418
41,770	iRhythm Technologies, Inc.*	1,519,467	1,774,807
9,410	Penumbra, Inc.*	727,951	825,728

	Health Care Services - 0.7%
16,143	Teladoc, Inc.*+	303,483	560,162

	Health Care Technology - 2.1%
64,030	Evolent Health, Inc., Class A*	1,470,660	1,623,161

	Life Sciences Tools & Services - 2.1%
22,100	PRA Health Sciences, Inc.*	1,418,962	1,657,721

	Pharmaceuticals - 2.0%
29,545	Prestige Brands Holdings, Inc.*	1,562,245	1,560,271
	Total Health Care	10,781,335	12,591,351

INDUSTRIALS

	Aerospace & Defense - 2.2%
40,046	Mercury Systems, Inc.*	$932,215	$1,685,536

	Building Products - 1.9%
26,380	Apogee Enterprises, Inc.	1,428,919	1,499,440

	Construction & Engineering - 5.4%
13,351	Dycom Industries, Inc.*+	1,078,832	1,195,182
24,500	EMCOR Group, Inc.	1,551,547	1,601,810
33,555	NV5 Global, Inc.*	945,136	1,426,087

	Industrial Machinery - 3.7%
16,990	John Bean Technologies Corp.+	1,525,423	1,665,020
47,970	SPX Corp.*	1,194,836	1,206,925

	Trading Companies
	& Distributors - 3.7%
72,180	BMC Stock Holdings, Inc.*	1,349,788	1,577,133
45,859	GMS, Inc.*	1,194,021	1,288,638
	Total Industrials	11,200,717	13,145,771

INFORMATION TECHNOLOGY

	Application Software - 5.3%
32,222	Atlassian Corp. PLC, Class A*	856,322	1,133,570
66,528	Callidus Software, Inc.*	1,167,848	1,609,978
166,685	Mitek Systems, Inc.*	1,412,885	1,400,154

	Communications Equipment - 11.1%
34,740	Applied Optoelectronics, Inc.*+	1,215,990	2,146,585
220,160	Calix, Inc.*	1,579,149	1,508,096
26,489	Ciena Corp.*	591,215	662,755
124,565	EMCORE Corp.	1,401,142	1,326,617
55,490	Finisar Corp.*	1,560,839	1,441,630
174,611	Oclaro, Inc.*+	1,497,821	1,630,867

	Data Processing &
	Outsourced Services - 1.9%
33,485	Blackhawk Network
	Holdings, Inc.*+	1,354,513	1,459,946

	Electronic Components - 1.7%
12,024	Universal Display Corp.+	707,291	1,313,622

	Electronic Manufacturing
	Services - 1.9%
83,968	TTM Technologies, Inc.*+	1,300,159	1,457,684

	Internet Software & Services - 7.6%
70,005	Five9, Inc.*	1,605,366	1,506,508
14,523	LogMeIn, Inc.	1,363,414	1,517,653
290,390	The Meet Group, Inc.*	1,676,896	1,466,470
29,313	The Trade Desk, Inc., Class A*	1,068,259	1,468,874

	Semiconductor Equipment - 1.9%
71,957	Axcelis Technologies, Inc.*	1,390,642	1,507,499

	Semiconductors - 4.7%
84,055	Advanced Micro Devices, Inc.*+	1,058,874	1,049,006
256,393	Pixelworks, Inc.*+	828,743	1,176,844
30,490	Silicon Motion
	Technology Corp. - ADR	1,631,602	1,470,533
	Total Information Technology	25,268,970	28,254,891

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Schedule of Investments (Continued)
June 30, 2017 (Unaudited)

Shares		Cost	Value
Common Stocks - 98.0% (Continued)

MATERIALS

	Commodity Chemicals - 2.1%
52,100	AdvanSix, Inc.*	$1,578,154	$1,627,604
	Total Materials	1,578,154	1,627,604

REAL ESTATE

	Specialized REITs - 1.7%
29,500	Potlatch Corp. - REIT	1,301,559	1,348,150
	Total Real Estate	1,301,559	1,348,150

	Total Common Stocks	66,879,755	76,738,980

Short-Term Investment - 3.5%

	Money Market Deposit Account - 3.5%
2,687,910	US Bank N.A., 0.30%	2,687,910	2,687,910
	Total Money Market
	Deposit Account	2,687,910	2,687,910

	Total Short-Term Investment	2,687,910	2,687,910

Investment Purchased with
the Cash Proceeds from
Securities Lending - 19.2%

	Money Market Fund - 19.2%
15,038,204	Mount Vernon Liquid
	Assets Portfolio, 1.33%^	15,038,204	15,038,204
	Total Money Market Fund	15,038,204	15,038,204

	Total Investment Purchased
	with the Cash Proceeds
	from Securities Lending	15,038,204	15,038,204

	Total Investments - 120.7%	$84,605,869	94,465,094
	Liabilities in Excess
	of Other Assets - (20.7)%		(16,185,567)
	TOTAL
	NET ASSETS - 100.0%		$78,279,527

*	Non Income Producing.
+	All or a portion of this security was out on loan at June 30, 2017. Total loaned securities had a market value of $14,710,435 at June 30, 2017.
^	The rate shown is the annualized seven day effective yield as of June 30, 2017.
PLC	Public Limited Company
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Operations
For the Period Ended June 30, 2017(1) (Unaudited)

Investment Income:
Dividend income	$16,435
Securities lending income	7,624
Interest income	3,570
Total investment income	27,629

Expenses:
Investment advisory fees (See Note 4)	64,103
Fund administration & accounting fees (See Note 5)	9,030
Federal & state registration fees	4,740
Transfer agent fees & expenses (See Note 5)	4,680
Audit fees	2,670
Postage & printing fees	1,050
Trustee fees	990
Custody fees (See Note 5)	990
Compliance fees (See Note 5)	990
Legal fees	750
Other expenses	420
Distribution and/or shareholder service fees (See Note 6)
Institutional Class	—
Investor Class	3
Total expenses before offsets	90,416
Less: Fee waivers (See Note 4)	(13,490)
Total net expenses	76,926
Net investment loss	(49,297)
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	301,795
Net change in unrealized appreciation of investments	1,580,802
Net realized and unrealized gain on investments	1,882,597
Net increase in net assets resulting from operations	$1,833,300

(1)	Inception date of the Fund was May 31, 2017.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Statement of Changes in Net Assets
For the Period Inception(1) Through June 30, 2017 (Unaudited)

Operations:
Net investment loss	$(49,297)
Net realized gain on investments	301,795
Net change in unrealized appreciation on investments	1,580,802
Net increase in net assets resulting from operations	1,833,300

Capital Share Transactions:
Institutional Class
Proceeds from sale of shares	1,414,767
Proceeds from transfer-in-kind (Note 12)	75,016,460
Reinvestment of dividends	—
Cost of shares repurchased	—
Increase in net assets from Institutional Class transactions	76,431,227
Investor Class
Proceeds from sale of shares	15,000
Reinvestment of dividends	—
Cost of shares repurchased	—
Increase in net assets from Investor Class transactions	15,000

Net increase in net assets resulting from capital share transactions	76,446,227

Distributions to shareholders:
From net investment income
Institutional Class	—
Investor Class	—
From net realized gain
Institutional Class	—
Investor Class	—
Total distributions to shareholders	—

Total increase in net assets	78,279,527
Net Assets:
Beginning of period	—
End of period	$78,279,527
End of period accumulated undistributed net investment loss	$(49,297)

(1)	Inception date of the Fund was May 31, 2017.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Financial Highlights
For a Fund share outstanding throughout the period

Institutional Class
For the Period
Inception(1) through
June 30, 2017
(Unaudited)
Net Asset Value, Beginning of Period	$20.00

Investment Operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	0.50
Total from investment operations	0.49

Less Distributions From:
Net investment income	—
Net realized gains	—
Total from distributions to shareholders	—
Net asset value, end of period	$20.49

Total Return(2)	2.45%

Supplemental Data and Ratios:
Net assets at end of period (000’s omitted)	$78,264

Ratio of expenses to average net assets
Before expense waiver(3)	1.41%
After expense waiver(3)	1.20%
Ratio of net investment loss to average net assets
After expense waiver(3)	(0.77)%

Portfolio turnover(2)	21%

(1)	Inception Date of the Institutional Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

Investor Class
For the Period
Inception(1) through
June 30, 2017
(Unaudited)
Net Asset Value, Beginning of Period	$20.00

Investment Operations:
Net investment loss	(0.02)
Net realized and unrealized gains on investments	0.51
Total from investment operations	0.49

Less Distributions From:
Net investment income	—
Net realized gains	—
Total from distributions to shareholders	—
Net asset value, end of period	$20.49

Total Return(2)	2.45%

Supplemental Data and Ratios:
Net assets at end of period (000’s omitted)	$15

Ratio of expenses to average net assets
Before expense waiver(3)	1.66%
After expense waiver(3)	1.45%
Ratio of net investment loss to average net assets
After expense waiver(3)	(1.02)%

Portfolio turnover(2)	21%

(1)	Inception Date of the Investor Class was May 31, 2017.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements.

Friess Small Cap Growth Fund

Notes to Financial Statements
June 30, 2017 (Unaudited)

1.  Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Friess Small Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  Prior to June 1, 2017, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The limited partnership, which incepted on August 6, 2002, converted into, and the Fund commenced operations in the Trust on, May 31, 2017.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Friess Associates, LLC (“the Adviser”). The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to the shareholder servicing fees, distribution fees and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee and a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income tax provision is required.  As of and during the period ended June 30, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2017, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended June 30, 2017, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective yield method.

The Fund will make distributions of net investment income net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2017 (Unaudited)

servicing fees are expensed at an annual rate up to 0.15% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 6). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  Securities Valuation

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2017 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$75,390,830	$—	$—	$75,390,830
Short-Term Investment	2,687,910	—	—	2,687,910
Investments Purchased with the Cash
Proceeds from Securities Lending	15,038,204	—	—	15,038,204
Total Investments in Securities	$94,465,094	$—	$—	$94,465,094

Transfers between Levels are recognized at the end of the reporting period.  During the period ended June 30, 2017, the Fund recognized no transfers between Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  Investment Adviser

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Adviser has engaged its affiliate, Friess Associates of Delaware, LLC as Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser assists the Adviser in the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. The Adviser compensates the Sub-Adviser based on a percentage of monthly expenses incurred by the Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.20% of the Fund’s average daily net assets.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six moths following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated within a year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
June 30, 2020	$13,490

5.  Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended June 30, 2017, are disclosed in the Statement of Operations.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2017 (Unaudited)

6.  Distribution and Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended June 30, 2017, the Fund’s Investor Class incurred expenses of $3 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate up to 0.15% of the average daily net assets of the Institutional Class and Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2017, the Fund incurred shareholder servicing fees of $0 and $0 in the Institutional Class and Investor Class, respectively.

7.  Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Since
Inception(1) through
June 30, 2017
Institutional Class:
Shares sold	68,818
Shares issued in transfer-in-kind (Note 12)	3,750,823
Shares issued in reinvestment of distributions	—
Shares redeemed	—
Net increase	3,819,641
Investor Class:
Shares sold	750
Shares issued in reinvestment of distributions	—
Shares redeemed	—
Net increase	750
Net increase in capital shares	3,820,391

(1) Inception date of the Fund was May 31, 2017.

8.  Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2017, were as follows:

	Purchases*	Sales
U.S. Government Securities	$—	$—
Other	16,931,150	16,024,837

* Purchases exclude $74,014,326 of securities transferred-in-kind.

Friess Small Cap Growth Fund

Notes to Financial Statements (Continued)
June 30, 2017 (Unaudited)

9.  Federal Tax Information

The Fund made no distributions during the period ended June 30, 2017.

10.  Securities Lending

Following terms of a securities lending agreement with the Fund’s custodian, the Fund may lend securities from its portfolios to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund. As of June 30, 2017 the Fund had 15 securities out on loan.

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio (a money market fund subject to Rule 2a-7 under the 1940 Act). The Fund held $15,038,204 as of June 30, 2017. The remaining contractual maturity of all securities lending transactions is overnight and continuous. The Fund is not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required. The fee and interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Fund’s Statement of Operations.

11.  Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2017, Foster Friess held 78.9% of the Fund.

12.  In-Kind Contributions

As part of the conversion on May 31, 2017, the Fund received an in-kind contribution from the Friess Small Cap Trust, which consisted of $75,016,460 of securities and cash which were recorded at their current fair value. However, as the transaction was determined to be a non-taxable transaction by management, the Fund elected to retain the securities’ original cost basis for financial reporting purposes. The cost of the contributed assets as of May 31, 2017 was $66,738,037, resulting in unrealized appreciation on investments of $8,278,423 as of the date. As a result of the in-kind contribution, the Fund issued 3,750,823 Institutional Class shares at $20.00 per share net asset value.

Friess Small Cap Growth Fund

Expense Example
June 30, 2017 (Unaudited)

As a shareholder of a Fund, you may incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on $1,000 invested at the beginning of the period and held for the entire period (June 1 – June 30, 2017).

Actual Expenses

For each class, the first line of the table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid
	Value	Value	During
	6/1/17	6/30/17	Period(1)
Institutional Class
Based on Actual
Fund Return	$1,000.00	$1,024.50	$1.00

Hypothetical (5% return
before expenses)	$1,000.00	$1,003.12	$0.99

Investor Class
Based on Actual
Fund Return	$1,000.00	$1,024.50	$1.21

Hypothetical (5% return
before expenses)	$1,000.00	$1,002.92	$1.19

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.20% and 1.45% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 30/365 to reflect the period since inception.

(2)	Based on the actual returns for the period since inception of 2.45% and 2.45% for the Institutional Class and Investor Class, respectively.

Friess Small Cap Growth Fund

Additional Information
June 30, 2017 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Friess Associates, LLC
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT – Friess Associates of Delaware, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on May 9-10, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Friess Associates, LLC (“Friess” or the “Adviser”) regarding the Friess Small Cap Growth Fund (the “Small Cap Growth Fund”) (the “Advisory Agreement”) for an initial two-year term and the Investment Sub-Advisory Agreement among Friess, the Trust and Friess Associates of Delaware, LLC (the “Sub-Adviser” or “Friess of Delaware”) regarding the Small Cap Growth Fund (the “Sub-Advisory Agreement”) for an initial two-year term. The Small Cap Growth Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Friess, Friess of Delaware and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Advisory Agreement and the Sub-Advisory Agreement (“Support Materials”). Before voting to approve the Advisory Agreement and Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Small Cap Growth Fund: (1) the nature, extent, and quality of the services to be provided by Friess and Friess of Delaware with respect to the Small Cap Growth Fund; (2) the cost of the services to be provided and the profits to be realized by Friess, and the revenue received by Friess of Delaware, from services rendered to the Trust with respect to the Small Cap Growth Fund; (3) comparative fee and expense data for the Small Cap Growth Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Small Cap Growth Fund grows, and whether the proposed advisory fee for the Small Cap Growth Fund reflects such economies of scale for the  Small Cap Growth Fund’s benefit; and (5) other benefits to Friess and Friess of Delaware resulting from services rendered to the Small Cap Growth Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Friess’s presentation and information from Friess, Friess of Delaware and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Advisory Agreement and Sub-Advisory Agreement, the Board concluded that the overall arrangements between the Trust and Friess as will be set forth in the Advisory Agreement, and with Friess of Delaware as will be set forth in the Sub-Advisory Agreement, as each proposed agreement relates to the Small Cap Growth Fund, are fair and reasonable in light of the services that Friess and Friess of Delaware will perform, the investment advisory fees that each will receive for such services, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Friess and Friess of Delaware will collectively provide under the Advisory Agreement and Sub-Advisory Agreement with respect to the Small Cap Growth Fund, noting that such services include but are not limited to the following: (1) investing the Small Cap Growth Fund’s assets consistent with the Small Cap Growth Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Small Cap Growth Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Friess on behalf of the Small Cap Growth Fund; and (5) selecting broker-dealers to execute orders on behalf of the Small Cap Growth Fund.  The Trustees noted that Friess and Friess of Delaware are well capitalized. The Trustees also considered Friess’s and Friess of Delaware’s assets under management.  The Trustees noted that Friess manages an unregistered fund with an investment objective and investment strategies that are substantially similar to the Small Cap Growth Fund.  The Trustees also considered the experience of the portfolio manager that Friess and Friess of Delaware will utilize in managing the Small Cap Growth Fund’s assets.  The Trustees concluded that they

Friess Small Cap Growth Fund

Additional Information (Continued)
June 30, 2017 (Unaudited)

were satisfied with the nature, extent, and quality of services that Friess and Friess of Delaware propose to provide to the Small Cap Growth Fund under the Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the proposed annual management fee that the Small Cap Growth Fund will pay to Friess under the Advisory Agreement in the amount of 1.00% of the Small Cap Growth Fund’s average annual daily net assets.  They also considered Friess’s profitability analysis (12 month pro-forma) for services that Friess will render to the Small Cap Growth Fund.  In that regard, the Trustees noted that Friess expects to waive a portion of its management fees during the first 12 months of the Small Cap Growth Fund’s operations.  The Trustees noted that Friess manages an unregistered fund with investment strategies that are substantially similar to the Small Cap Growth Fund. The Trustees noted that the management fee charged to the unregistered fund is equal to the management fee to be charged by Friess to the Small Cap Growth Fund. The Trustees also noted that Friess had contractually agreed, for a period of at least one year from the effective date of the Small Cap Growth Fund’s prospectus, to waive its management fees and reimburse the Small Cap Growth Fund for its operating expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed 1.60% of the average daily net assets of the Small Cap Growth Fund’s Investor Class and 1.35% of the average daily net assets of the Small Cap Growth Fund’s Institutional Class.  The Trustees expected that Friess’s service relationship with the Small Cap Growth Fund would yield a reasonable profit.

The Trustees also considered the proposed annual sub-advisory fee that Friess will pay to Friess of Delaware under the Sub-Advisory Agreement.  The Trustees noted that because the sub-advisory fees are paid by Friess, the overall advisory fee paid by the Small Cap Growth Fund is not directly affected by the sub-advisory fees paid to Friess of Delaware.  Consequently, the Trustees did not consider the costs of services provided by Friess of Delaware or the profitability of their relationship with the Small Cap Growth Fund to be material factors for consideration.

Comparative Fee and Expense Data. The Trustees considered an analysis that the Trust’s administrator had prepared, comparing the contractual expenses that the Small Cap Growth Fund will bear to those of funds in the same Morningstar category.  The Trustees noted that the Small Cap Growth Fund’s proposed management fee of 1.00% was above the median of 0.84% and average of 0.83% reported for the benchmark category.  They also noted that the projected total contractual expenses of the Small Cap Growth Fund’s Institutional Class and Investor Class were higher than the average and median total expenses (after management fee waivers and fund expense reimbursements) reported for the benchmark category. The Trustees considered that the management fee and projected total expenses were both within the range of the benchmark category. The Trustees further took into account that the average net assets of the funds comprising the benchmark category were significantly higher than the projected assets of the Small Cap Growth Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Friess’s proposed advisory fee is reasonable and the portion it allocates to Friess of Delaware is reasonable.

Economies of Scale.  The Trustees considered whether the Small Cap Growth Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Small Cap Growth Fund does not contain breakpoints.  The Trustees took into account the fact that Friess had agreed to consider breakpoints in the future in response to asset growth in the Small Cap Growth. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by Friess or Friess of Delaware, and their affiliates, from their respective relationships with the Small Cap Growth Fund. The Trustees noted that Friess may utilize soft dollar arrangements with respect to portfolio transactions. The Trustees noted that Friess and Friess of Delaware will not use affiliated brokers to execute the Small Cap Growth Fund’s portfolio transactions.  The Trustees considered that the Friess or Friess of Delaware may receive some form of reputational benefit from services rendered to the Small Cap Growth Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Friess and Friess of Delaware do not receive additional material benefits from their relationship with the Small Cap Growth Fund.

Friess Small Cap Growth Fund

Additional Information (Continued)
June 30, 2017 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-656-3017.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-656-3017.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-656-3017, or (2) on the SEC’s website at www.sec.gov.

PRIVACY POLICY (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Friess Associates, LLC
P.O. Box 575
Jackson, WY 83001

INVESTMENT SUB-ADVISER
Friess Associates of Delaware, LLC
P.O. Box 4166
Greenville, DE 19807

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’
risks, objectives, fees and expenses, experience of its management, and other information.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-656-3017.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable for semi-annual reports

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date    August 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James R. Arnold
   James R. Arnold, President

Date    August 2, 2017

By (Signature and Title)*  /s/ Brian R. Wiedmeyer
   Brian R. Wiedmeyer, Treasurer

Date    August 2, 2017

* Print the name and title of each signing officer under his or her signature.